UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Brian C. Janssen

American Funds Mortgage Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Mortgage Fund® Annual report for the year ended August 31, 2022

Seeking income
and diversification
through investments
in high-quality
mortgages

American Funds Mortgage Fund seeks to provide current income and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–11.48%	–0.14%	0.90%
Class A shares (reflecting 3.75% maximum sales charge)	–15.16	–1.22	0.24

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.35% for Class F-2 shares and 0.64% for Class A shares as of the prospectus dated November 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of August 31, 2022, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 3.66% for Class F-2 shares and 3.24% for Class A shares. The fund’s 12-month distribution rate as of that date was 1.40% for Class F-2 shares and 1.06% for Class A shares. Class A share results reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Investment portfolio

14	Financial statements

39	Board of trustees and other officers

Fellow investors:

Bond markets declined broadly as sharp interest rate increases by the U.S. Federal Reserve to combat high inflation weighed on economic growth outlooks. The Fed also began the process of shrinking its balance sheet after two years of buying trillions in bonds, including mortgage-backed securities (MBS).

For the 12-month period ended August 31, Class F-2 shares of American Funds Mortgage Fund (AFMF) posted a total return of –7.45%, with all distributions reinvested. That compares to a return of –9.73% for the Bloomberg U.S. Mortgage Backed Securities Index, the fund’s primary benchmark, over the same period.

During the 12-month period, for F-2 shares, the fund paid monthly dividends totaling 13 cents a share. The fund did not pay capital gains for the fiscal year, resulting in an income return of 1.28%.

Market overview

Markets have been volatile as the Fed shifted from the ultra-loose monetary policy of the pandemic era to hawkish actions meant to stem runaway inflation. The invasion of Ukraine by Russia, COVID-19 lockdowns in China, continued supply chain disruptions, and previous ultra-loose monetary policy all contributed to rising prices.

The central bank began raising interest rates in March, after holding them near zero since the start of the pandemic. After the initial 25 basis-point increase to kick off the hiking cycle, the Fed has embarked on an aggressive tightening spree. Officials in September raised their benchmark rate by 75 bps to a range between 3.00% and 3.25%, a level not seen since early 2008.

Rate hikes are unlikely to stop in the near term, and the Fed isn’t convinced that inflation has peaked, according to remarks made by Federal Reserve Chair Jerome Powell at the Fed’s annual conference in Jackson Hole, Wyoming. Consumer Price Index (CPI) data for the month of August indicated that energy prices have moderated, though inflationary pressures remain stubborn for most goods and services. Core CPI, which excludes the more volatile food and energy, jumped 6.3% in August versus the 5.9% rate for July.

Results at a glance

For periods ended August 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 11/1/10)

American Funds Mortgage Fund (Class F-2 shares)	–7.45%	0.72%	1.41%	1.84%
American Funds Mortgage Fund (Class A shares)	–7.82	0.43	1.14	1.57
Bloomberg U.S. Mortgage Backed Securities Index*	–9.73	0.06	1.05	1.56
Lipper Intermediate U.S. Government Funds Average†	–9.39	0.08	0.58	1.09
Lipper GNMA Funds Average†	–8.63	–0.18	0.45	1.08

*	Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, refer to the Quarterly Statistical Update available on our website.

American Funds Mortgage Fund	1

The Fed also began the process of reducing its holdings of Treasuries and mortgage-backed securities, initially by ending its monthly pandemic-era bond purchasing program. To begin shrinking the balance sheet, the Fed has stopped reinvesting some of the proceeds of maturing securities up to certain monthly limits, known as caps. The cap increased to $95 billion in September from the prior level of $47.5 billion. The pace of the runoff going forward is subject to significant uncertainty, according to a report by the New York Fed.

The combination of the balance sheet roll-off and rate increase cycle implies a challenging environment ahead for markets.

The housing market has cooled considerably given higher borrowing costs. U.S. existing home sales fell for the sixth straight month in July, down 5.9% from the prior month, according to the National Association of Realtors. The median sales price of an existing home fell in June, marking the first decline since January. Meanwhile, new home sales declined 12.6% in July compared to the prior month, according to the U.S. Census Bureau.

Inside the portfolio

American Funds Mortgage Fund invested in high-quality residential and commercial mortgage-backed securities as well as asset-backed securities during the fiscal year. The fund also held positions in U.S. Treasury Inflation-Protected Securities.

Managers reduced holdings of agency MBS on expectations that inflation will remain elevated and that the housing market will continue to soften. The fund’s investments in mortgages are concentrated in bonds with shorter duration and higher coupon. The near-term prepayment risk for these higher coupon mortgages has declined over the fiscal year because mortgage holders cannot easily refinance into a lower interest rate.

The fund has a smaller allocation compared to the benchmark of lower coupon MBS, which were favored by the Fed during its pandemic-era bond purchasing program. Prices for these bonds could fall if the Fed decides to sell some of its holdings as part of its efforts to shrink the balance sheet.

The fund used several tools to manage duration and curve positioning, including money market bonds and derivatives such as interest rate swaps and futures. The fund’s duration was shorter relative to the benchmark, which helped results as the Fed raised its fund rate by a total of 3.00% through September 2022.

The fund’s overall lower than benchmark allocation to MBS helped relative results.

Looking ahead

The focus of the fund remains on meeting the core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and the fund’s use as a building block in client portfolios.

Managers are cautious about weakening economic activity as the Fed continues to raise interest rates. The fund is positioned with the view that inflation may remain elevated and that a contraction in growth is likely sometime in the next year.

We rely on fundamental analysis to develop high-conviction ideas and select securities that we believe will add value to the portfolio. A mortgage fund affords investors a unique opportunity to own high-quality assets with low interest rate risk relative to longer maturity government securities and with low credit risk.

Thank you for choosing to invest in American Funds Mortgage Fund. We look forward to reporting to you again in six months.

Cordially,

Fergus N. MacDonald
President

October 11, 2022

For current information about the fund, visit capitalgroup.com.

2	American Funds Mortgage Fund

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period November 1, 2010, to August 31, 2022, with all distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment1; thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Refinitiv Lipper. Results of the Lipper Intermediate U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, refer to the Quarterly Statistical Update available on our website.
[4]	For the period November 1, 2010, commencement of operations, through August 31, 2011.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2022)

	1 year	5 years	10 years

Class F-2 shares	–7.45%	0.72%	1.41%
Class A shares*	–11.29	–0.33	0.75

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

American Funds Mortgage Fund	3

Investment portfolio August 31, 2022

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	18.34%
AAA/Aaa	77.24
AA/Aa	.86
A/A	.31
Short-term securities & other assets less liabilities	3.25
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 96.75%	Principal amount (000)		Value (000)
Mortgage-backed obligations 75.77%
Federal agency mortgage-backed obligations 71.41%
Fannie Mae Pool #AZ0554 3.50% 2030[1]	USD	61	$60
Fannie Mae Pool #AY1948 3.50% 2030[1]		49	48
Fannie Mae Pool #MA1640 2.50% 2033[1]		819	747
Fannie Mae Pool #BJ4876 3.00% 2033[1]		406	395
Fannie Mae Pool #AU7556 3.00% 2033[1]		330	304
Fannie Mae Pool #BJ4856 3.00% 2033[1]		110	107
Fannie Mae Pool #BM3919 3.00% 2033[1]		10	10
Fannie Mae Pool #BJ9000 3.50% 2033[1]		98	96
Fannie Mae Pool #CA2106 3.50% 2033[1]		15	15
Fannie Mae Pool #695412 5.00% 2033[1]		3	3
Fannie Mae Pool #BO6247 2.50% 2034[1]		5,144	4,897
Fannie Mae Pool #AD3566 5.00% 2035[1]		37	38
Fannie Mae Pool #MA2746 4.00% 2036[1]		2,545	2,551
Fannie Mae Pool #MA2717 4.00% 2036[1]		1,582	1,585
Fannie Mae Pool #AS7224 4.00% 2036[1]		1,550	1,553
Fannie Mae Pool #MA2819 4.00% 2036[1]		1,372	1,375
Fannie Mae Pool #MA2787 4.00% 2036[1]		651	652
Fannie Mae Pool #MA2630 4.00% 2036[1]		307	307
Fannie Mae Pool #MA3186 4.00% 2037[1]		3,865	3,835
Fannie Mae Pool #MA3099 4.00% 2037[1]		1,889	1,893
Fannie Mae Pool #AC0794 5.00% 2039[1]		119	124
Fannie Mae Pool #931768 5.00% 2039[1]		33	34
Fannie Mae Pool #AD1823 5.00% 2040[1]		430	431
Fannie Mae Pool #932606 5.00% 2040[1]		52	53
Fannie Mae Pool #MA4501 2.00% 2041[1]		35,371	31,182
Fannie Mae Pool #MA4387 2.00% 2041[1]		384	339
Fannie Mae Pool #AJ1873 4.00% 2041[1]		203	204
Fannie Mae Pool #AE1248 5.00% 2041[1]		212	220
Fannie Mae Pool #AE1277 5.00% 2041[1]		108	113
Fannie Mae Pool #AE1274 5.00% 2041[1]		60	63
Fannie Mae Pool #AE1283 5.00% 2041[1]		58	59
Fannie Mae Pool #MA4540 2.00% 2042[1]		32,352	28,520
Fannie Mae Pool #MA4570 2.00% 2042[1]		10,389	9,159

4	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4586 2.00% 2042[1]	USD	2,821	$2,491
Fannie Mae Pool #AP7553 3.00% 2042[1]		4,290	4,085
Fannie Mae Pool #AE1290 5.00% 2042[1]		106	109
Fannie Mae Pool #AU0626 2.275% 2043[1]		167	148
Fannie Mae Pool #AT7470 2.275% 2043[1]		109	96
Fannie Mae Pool #AU8121 2.275% 2043[1]		93	82
Fannie Mae Pool #AU8120 2.275% 2043[1]		74	65
Fannie Mae Pool #AT5898 3.00% 2043[1]		6,678	6,348
Fannie Mae Pool #AT7457 3.025% 2043[1]		181	173
Fannie Mae Pool #AL3829 3.50% 2043[1]		1,379	1,347
Fannie Mae Pool #AT7161 3.50% 2043[1]		512	499
Fannie Mae Pool #AR1512 3.50% 2043[1]		164	160
Fannie Mae Pool #AT0412 3.50% 2043[1]		76	74
Fannie Mae Pool #AT3954 3.50% 2043[1]		62	61
Fannie Mae Pool #AT0300 3.50% 2043[1]		53	52
Fannie Mae Pool #MA1583 4.00% 2043[1]		2,420	2,410
Fannie Mae Pool #AX8521 3.50% 2044[1]		104	101
Fannie Mae Pool #AY1829 3.50% 2044[1]		60	58
Fannie Mae Pool #BE5017 3.50% 2045[1]		720	699
Fannie Mae Pool #BE5009 3.50% 2045[1]		399	388
Fannie Mae Pool #AS8310 3.00% 2046[1]		876	828
Fannie Mae Pool #BM1179 3.00% 2047[1]		1,044	986
Fannie Mae Pool #BH4101 3.50% 2047[1]		32,302	31,187
Fannie Mae Pool #BE8740 3.50% 2047[1]		674	653
Fannie Mae Pool #BD2440 3.50% 2047[1]		379	367
Fannie Mae Pool #BE8742 3.50% 2047[1]		97	95
Fannie Mae Pool #BH2846 3.50% 2047[1]		44	43
Fannie Mae Pool #BH2848 3.50% 2047[1]		40	39
Fannie Mae Pool #BH2847 3.50% 2047[1]		30	29
Fannie Mae Pool #BJ5015 4.00% 2047[1]		1,248	1,240
Fannie Mae Pool #BH3122 4.00% 2047[1]		40	39
Fannie Mae Pool #MA3002 4.50% 2047[1]		785	772
Fannie Mae Pool #BJ4901 3.50% 2048[1]		511	494
Fannie Mae Pool #CA2850 4.00% 2048[1]		1,519	1,515
Fannie Mae Pool #BK6840 4.00% 2048[1]		849	844
Fannie Mae Pool #BK5232 4.00% 2048[1]		627	623
Fannie Mae Pool #BK9743 4.00% 2048[1]		243	240
Fannie Mae Pool #BM2006 4.00% 2048[1]		18	18
Fannie Mae Pool #BK9761 4.50% 2048[1]		119	121
Fannie Mae Pool #BO5176 3.00% 2049[1]		4,694	4,386
Fannie Mae Pool #CA4151 3.50% 2049[1]		6,834	6,609
Fannie Mae Pool #FM1062 3.50% 2049[1]		5,088	4,920
Fannie Mae Pool #FM1443 3.50% 2049[1]		3,791	3,649
Fannie Mae Pool #BN6708 3.50% 2049[1]		1,412	1,359
Fannie Mae Pool #BJ8411 3.50% 2049[1]		1,327	1,278
Fannie Mae Pool #BF0320 5.50% 2049[1]		2,373	2,535
Fannie Mae Pool #CA5496 3.00% 2050[1]		35,334	33,061
Fannie Mae Pool #CA5536 3.00% 2050[1]		11,647	10,884
Fannie Mae Pool #CA5539 3.00% 2050[1]		7,984	7,451
Fannie Mae Pool #CA5540 3.00% 2050[1]		5,543	5,172
Fannie Mae Pool #CA5338 3.00% 2050[1]		2,718	2,530
Fannie Mae Pool #FM2664 3.50% 2050[1]		5,649	5,435
Fannie Mae Pool #FS0433 2.50% 2051[1]		38,553	34,903
Fannie Mae Pool #CA8828 2.50% 2051[1]		33,011	29,770
Fannie Mae Pool #FM9492 2.50% 2051[1]		12,957	11,675
Fannie Mae Pool #CB2371 2.50% 2051[1]		11,194	10,086
Fannie Mae Pool #FM9804 2.50% 2051[1]		6,937	6,254
Fannie Mae Pool #FM9694 2.50% 2051[1]		6,432	5,803
Fannie Mae Pool #CB0457 2.50% 2051[1]		5,643	5,051
Fannie Mae Pool #FM9819 3.00% 2051[1]		82,637	77,221
Fannie Mae Pool #FM7687 3.00% 2051[1]		12,184	11,386
Fannie Mae Pool #FM9976 3.00% 2051[1]		9,534	8,972
Fannie Mae Pool #CB0041 3.00% 2051[1]		6,327	5,930
Fannie Mae Pool #CB2544 3.00% 2052[1]		19,285	17,969
Fannie Mae Pool #FS0647 3.00% 2052[1]		1,719	1,614
Fannie Mae Pool #AS0745 3.50% 2053[1]		881	838
Fannie Mae Pool #BM6693 3.50% 2059[1]		64,356	61,925

American Funds Mortgage Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0379 3.50% 2059[1]	USD	3,834	$3,689
Fannie Mae Pool #BF0497 3.00% 2060[1]		1,853	1,719
Fannie Mae Pool #BF0481 3.50% 2060[1]		2,732	2,629
Fannie Mae Pool #BF0480 3.50% 2060[1]		1,734	1,678
Freddie Mac Pool #C91593 2.50% 2032[1]		34	32
Freddie Mac Pool #ZS8675 2.50% 2032[1]		8	8
Freddie Mac Pool #C91720 2.50% 2033[1]		61	56
Freddie Mac Pool #ZS8087 2.50% 2033[1]		25	24
Freddie Mac Pool #ZS8710 3.00% 2033[1]		1	1
Freddie Mac Pool #SB8041 3.00% 2035[1]		1	1
Freddie Mac Pool #C91899 4.00% 2036[1]		578	574
Freddie Mac Pool #K93558 4.00% 2036[1]		524	526
Freddie Mac Pool #C91877 4.00% 2036[1]		385	386
Freddie Mac Pool #G03699 6.00% 2038[1]		59	64
Freddie Mac Pool #RB5138 2.00% 2041[1]		30,242	26,660
Freddie Mac Pool #QK1181 2.00% 2041[1]		2,196	1,941
Freddie Mac Pool #Q05343 4.00% 2041[1]		268	265
Freddie Mac Pool #RB5148 2.00% 2042[1]		155,420	137,014
Freddie Mac Pool #RB5145 2.00% 2042[1]		9,112	8,033
Freddie Mac Pool #RB5153 2.00% 2042[1]		2,747	2,426
Freddie Mac Pool #Q18236 3.50% 2043[1]		479	466
Freddie Mac Pool #Q19133 3.50% 2043[1]		183	179
Freddie Mac Pool #Q17696 3.50% 2043[1]		175	170
Freddie Mac Pool #Q15874 4.00% 2043[1]		26	25
Freddie Mac Pool #Q28558 3.50% 2044[1]		1,615	1,570
Freddie Mac Pool #760014 2.80% 2045[1,2]		2,772	2,738
Freddie Mac Pool #760012 3.113% 2045[1,2]		632	629
Freddie Mac Pool #760013 3.202% 2045[1,2]		389	387
Freddie Mac Pool #G60238 3.50% 2045[1]		5,357	5,205
Freddie Mac Pool #G67700 3.50% 2046[1]		1,976	1,922
Freddie Mac Pool #T65389 3.50% 2046[1]		54	51
Freddie Mac Pool #Q40896 4.50% 2046[1]		526	532
Freddie Mac Pool #760015 2.548% 2047[1,2]		1,057	1,035
Freddie Mac Pool #Q45650 3.50% 2047[1]		8,670	8,487
Freddie Mac Pool #Q52069 3.50% 2047[1]		954	925
Freddie Mac Pool #Q51622 3.50% 2047[1]		721	698
Freddie Mac Pool #Q47615 3.50% 2047[1]		569	551
Freddie Mac Pool #T65448 4.00% 2047[1]		866	835
Freddie Mac Pool #Q54701 3.50% 2048[1]		650	631
Freddie Mac Pool #Q55056 3.50% 2048[1]		647	627
Freddie Mac Pool #Q54709 3.50% 2048[1]		645	624
Freddie Mac Pool #Q54700 3.50% 2048[1]		519	503
Freddie Mac Pool #Q54782 3.50% 2048[1]		410	397
Freddie Mac Pool #Q56590 3.50% 2048[1]		312	302
Freddie Mac Pool #Q56591 3.50% 2048[1]		269	260
Freddie Mac Pool #Q54781 3.50% 2048[1]		206	199
Freddie Mac Pool #Q54831 3.50% 2048[1]		197	191
Freddie Mac Pool #Q54699 3.50% 2048[1]		144	140
Freddie Mac Pool #Q56589 3.50% 2048[1]		100	97
Freddie Mac Pool #Q54698 3.50% 2048[1]		90	88
Freddie Mac Pool #Q55060 3.50% 2048[1]		86	83
Freddie Mac Pool #G67711 4.00% 2048[1]		15,108	15,023
Freddie Mac Pool #Q56599 4.00% 2048[1]		880	873
Freddie Mac Pool #Q55971 4.00% 2048[1]		606	603
Freddie Mac Pool #Q56175 4.00% 2048[1]		573	570
Freddie Mac Pool #Q55970 4.00% 2048[1]		301	300
Freddie Mac Pool #Q58411 4.50% 2048[1]		1,326	1,350
Freddie Mac Pool #Q58436 4.50% 2048[1]		701	712
Freddie Mac Pool #Q58378 4.50% 2048[1]		489	494
Freddie Mac Pool #Q57242 4.50% 2048[1]		134	135
Freddie Mac Pool #Q55469 5.00% 2048[1]		844	861
Freddie Mac Pool #RA1339 3.00% 2049[1]		8,896	8,286
Freddie Mac Pool #QA4673 3.00% 2049[1]		6,564	6,134
Freddie Mac Pool #SD7503 3.50% 2049[1]		33,195	31,986
Freddie Mac Pool #RA1580 3.50% 2049[1]		4,833	4,674
Freddie Mac Pool #RA1463 3.50% 2049[1]		4,683	4,529
Freddie Mac Pool #QA0284 3.50% 2049[1]		2,288	2,202

6	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QA2748 3.50% 2049[1]	USD	605	$583
Freddie Mac Pool #RA2596 2.50% 2050[1]		1,079	974
Freddie Mac Pool #RA2319 3.00% 2050[1]		4,370	4,066
Freddie Mac Pool #SD0187 3.00% 2050[1]		3,399	3,179
Freddie Mac Pool #RA1996 3.50% 2050[1]		12,628	12,148
Freddie Mac Pool #RA6406 2.00% 2051[1]		7,171	6,209
Freddie Mac Pool #SD7545 2.50% 2051[1]		14,510	13,079
Freddie Mac Pool #RA5259 2.50% 2051[1]		5,504	4,925
Freddie Mac Pool #RA5971 3.00% 2051[1]		15,348	14,342
Freddie Mac Pool #8D0226 2.522% 2052[1,2]		15,672	14,526
Freddie Mac Pool #SD7553 3.00% 2052[1]		160,343	150,126
Freddie Mac Pool #SD7550 3.00% 2052[1]		38,259	36,002
Freddie Mac Pool #SD0873 3.50% 2052[1]		37,201	35,933
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]		163	163
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]		2,400	2,388
Freddie Mac, Series K052, Class A2, Multi Family, 3.151% 2025[1]		2,500	2,450
Freddie Mac, Series K749, Class A2, Multi Family, 2.12% 2029[1]		11,883	10,782
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 2032[1]		25,000	22,115
Freddie Mac, Series K144, Class A2, Multi Family, 2.45% 2032[1]		7,610	6,788
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[1]		11,658	10,886
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,2]		5,978	5,767
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]		5,092	4,899
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,2]		5,042	4,861
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[1,2]		10,866	10,548
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]		2,084	1,986
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]		12,460	11,645
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]		3,982	3,899
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MT, 3.50% 2057[1]		1,623	1,554
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[1]		2,433	2,376
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[1]		1,484	1,420
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]		1,243	1,190
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]		774	741
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[1]		675	660
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]		9,556	9,352
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 2032[1]		43,983	43,371
FREMF Mortgage Trust, Series K-142, Class A2, 2.40% 2032[1]		50,000	44,437
Government National Mortgage Assn. 2.00% 2052[1,3]		9,800	8,659
Government National Mortgage Assn. 2.00% 2052[1,3]		9,550	8,436
Government National Mortgage Assn. 2.50% 2052[1,3]		6,775	6,175
Government National Mortgage Assn. 2.50% 2052[1,3]		665	606
Government National Mortgage Assn. 3.00% 2052[1,3]		127,500	119,676
Government National Mortgage Assn. 3.00% 2052[1,3]		40,799	38,312
Government National Mortgage Assn. 3.50% 2052[1,3]		60,571	58,420
Government National Mortgage Assn. 4.00% 2052[1,3]		22,290	21,938
Government National Mortgage Assn. 4.00% 2052[1,3]		21,650	21,278
Government National Mortgage Assn. 4.50% 2052[1,3]		197,105	197,197
Government National Mortgage Assn. 4.50% 2052[1,3]		67,814	67,758
Government National Mortgage Assn. 5.00% 2052[1,3]		648,627	656,127
Government National Mortgage Assn. 5.00% 2052[1,3]		223,044	226,059
Government National Mortgage Assn. 5.50% 2052[1,3]		66,762	68,473
Government National Mortgage Assn. 5.50% 2052[1,3]		37,655	38,489
Government National Mortgage Assn. Pool #778208 4.00% 2032[1]		501	505
Government National Mortgage Assn. Pool #778205 4.00% 2032[1]		336	338
Government National Mortgage Assn. Pool #796771 6.50% 2032[1]		392	410
Government National Mortgage Assn. Pool #AH5896 3.75% 2034[1]		708	713
Government National Mortgage Assn. Pool #AD0867 4.25% 2034[1]		624	646
Government National Mortgage Assn. Pool #417292 3.25% 2035[1]		2,043	1,993
Government National Mortgage Assn. Pool #AH5908 3.25% 2035[1]		1,358	1,326
Government National Mortgage Assn. Pool #AH5904 3.25% 2035[1]		1,062	1,037
Government National Mortgage Assn. Pool #AH5907 3.25% 2035[1]		874	845
Government National Mortgage Assn. Pool #AC2887 5.00% 2035[1]		179	182
Government National Mortgage Assn. Pool #AA7288 3.75% 2037[1]		315	311

American Funds Mortgage Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #773549 6.50% 2038[1]	USD	137	$138
Government National Mortgage Assn. Pool #AA4803 6.50% 2038[1]		50	53
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]		1,078	1,158
Government National Mortgage Assn. Pool #AH5905 3.25% 2040[1]		885	853
Government National Mortgage Assn. Pool #AH5912 3.25% 2040[1]		601	578
Government National Mortgage Assn. Pool #AH5909 3.25% 2040[1]		463	446
Government National Mortgage Assn. Pool #783689 5.50% 2040[1]		1,242	1,344
Government National Mortgage Assn. Pool #MA0273 4.00% 2041[1]		610	585
Government National Mortgage Assn. Pool #783687 4.50% 2041[1]		630	641
Government National Mortgage Assn. Pool #MA0310 4.50% 2041[1]		446	446
Government National Mortgage Assn. Pool #AC2904 4.50% 2041[1]		381	383
Government National Mortgage Assn. Pool #MA0274 4.50% 2041[1]		206	206
Government National Mortgage Assn. Pool #AB3621 4.50% 2041[1]		204	205
Government National Mortgage Assn. Pool #AE5743 5.00% 2041[1]		1,445	1,481
Government National Mortgage Assn. Pool #783688 5.00% 2041[1]		840	882
Government National Mortgage Assn. Pool #005158 5.00% 2041[1]		524	536
Government National Mortgage Assn. Pool #005165 6.50% 2041[1]		45	46
Government National Mortgage Assn. Pool #793043 2.75% 2042[1]		306	284
Government National Mortgage Assn. Pool #AB1330 2.75% 2042[1]		235	218
Government National Mortgage Assn. Pool #AB1591 2.75% 2042[1]		213	197
Government National Mortgage Assn. Pool #799829 2.75% 2042[1]		197	183
Government National Mortgage Assn. Pool #AA0526 2.75% 2042[1]		102	95
Government National Mortgage Assn. Pool #799343 3.50% 2042[1]		352	349
Government National Mortgage Assn. Pool #792276 3.50% 2042[1]		259	256
Government National Mortgage Assn. Pool #770242 4.00% 2042[1]		474	476
Government National Mortgage Assn. Pool #770241 4.00% 2042[1]		307	307
Government National Mortgage Assn. Pool #AC2872 4.00% 2042[1]		194	192
Government National Mortgage Assn. Pool #AB2159 4.50% 2042[1]		539	547
Government National Mortgage Assn. Pool #AA7306 3.50% 2043[1]		693	671
Government National Mortgage Assn. Pool #AG5105 3.50% 2043[1]		501	484
Government National Mortgage Assn. Pool #AG5106 4.00% 2043[1]		383	382
Government National Mortgage Assn. Pool #AH5880 3.75% 2044[1]		1,092	1,068
Government National Mortgage Assn. Pool #AH5881 4.25% 2044[1]		543	542
Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]		996	974
Government National Mortgage Assn. Pool #MA4511 4.00% 2047[1]		3,950	3,938
Government National Mortgage Assn. Pool #MA6041 4.50% 2049[1]		328	331
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[1]		14	14
Government National Mortgage Assn. Pool #773441 5.20% 2062[1]		1	1
Government National Mortgage Assn. Pool #AG8235 5.20% 2064[1]		1	1
Government National Mortgage Assn. Pool #AI2366 4.469% 2065[1]		17	17
Government National Mortgage Assn. Pool #AQ8290 4.886% 2066[1]		6	6
Government National Mortgage Assn. Pool #AQ8292 5.137% 2066[1]		3	3
Government National Mortgage Assn., Series 2016-H13, Class IO, interest only, 0.527% 2066[1,2]		37,964	357
Uniform Mortgage-Backed Security 2.00% 2037[1,3]		6,350	5,856
Uniform Mortgage-Backed Security 2.50% 2037[1,3]		38,436	36,370
Uniform Mortgage-Backed Security 4.00% 2037[1,3]		11,000	10,965
Uniform Mortgage-Backed Security 2.00% 2052[1,3]		83,400	71,765
Uniform Mortgage-Backed Security 2.00% 2052[1,3]		5,747	4,946
Uniform Mortgage-Backed Security 2.50% 2052[1,3]		96,660	86,344
Uniform Mortgage-Backed Security 2.50% 2052[1,3]		62,600	55,906
Uniform Mortgage-Backed Security 3.00% 2052[1,3]		72,423	67,064
Uniform Mortgage-Backed Security 3.50% 2052[1,3]		271,744	258,827
Uniform Mortgage-Backed Security 3.50% 2052[1,3]		76,453	72,863
Uniform Mortgage-Backed Security 4.00% 2052[1,3]		1,029,740	1,004,597
Uniform Mortgage-Backed Security 4.00% 2052[1,3]		122,444	119,545
Uniform Mortgage-Backed Security 4.50% 2052[1,3]		514,283	510,687
Uniform Mortgage-Backed Security 4.50% 2052[1,3]		61,724	61,367
Uniform Mortgage-Backed Security 5.00% 2052[1,3]		304,315	306,815
Uniform Mortgage-Backed Security 5.00% 2052[1,3]		114,193	115,272
Uniform Mortgage-Backed Security 5.50% 2052[1,3]		308,501	314,852
Uniform Mortgage-Backed Security 5.50% 2052[1,3]		30,664	31,363
			6,029,779

8	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 2.57%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,2,4]	USD	3,703	$3,261
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 2049[1,2,4]		83	80
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 2061[1,4]		3,133	2,898
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,2,4]		8,208	8,099
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[1,2,4]		9,647	9,434
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,2,4]		31,210	29,914
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% 2035[1,4]		5,000	4,994
CIM Trust, Series 2022-R2, Class A1, 3.75% 2061[1,2,4]		18,981	18,470
COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2066[1,2,4]		1,588	1,426
Credit Suisse Mortgage Trust, Series 2019-RPL1, Class A1A, 3.65% 2058[1,2,4]		1,895	1,842
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[1,2,4]		12,698	11,854
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[1,2,4]		1,738	1,493
GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[1,2,4]		8,552	7,818
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 2052[1,2,4]		19,636	16,959
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[1,2,4]		4,441	4,174
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 3.294% 2055[1,2,4]		16,000	15,589
Mill City Mortgage Trust, Series 15-1, Class M2, 3.643% 2056[1,2,4]		5,087	5,063
Mill City Mortgage Trust, Series 2018-1, Class A1, 3.25% 2062[1,2,4]		314	307
MRA Issuance Trust, Series 2020-10, Class A3, (1-month USD-LIBOR + 1.30%) 3.673% 2022[1,2,4]		21,731	21,096
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 3.194% 2055[1,2,4]		4,769	4,706
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2052[1,2,4]		12,756	10,944
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[1,2,4]		10,324	9,903
Towd Point Mortgage Trust, Series 2015-3, Class M2, 4.00% 2054[1,2,4]		7,000	6,942
Towd Point Mortgage Trust, Series 2016-2, Class M1, 3.00% 2055[1,2,4]		5,800	5,618
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 2055[1,2,4]		6,900	6,832
Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 2055[1,2,4]		2,139	2,137
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,2,4]		448	444
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,2,4]		1,837	1,785
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,2,4]		1,228	1,212
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 2057[1,2,4]		1,209	1,174
Towd Point Mortgage Trust, Series 2017-5, Class A1, 3.044% 2057[1,2,4]		408	405
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[1,2,4]		642	627
			217,500

Commercial mortgage-backed securities 1.79%
Bank of America Merrill Lynch Large Loan, Inc., Series 2012-PARK, Class A, 2.959% 2030[1,4]		10,663	10,652
Boca Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 4.077% 2039[1,2,4]		6,857	6,736
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 4.205% 2037[1,2,4]		7,487	7,392
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 4.422% 2027[1,2,4]		7,875	7,846
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 3.091% 2036[1,2,4]		26,900	26,024
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 3.139% 2036[1,2,4]		7,000	6,738
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 3.29% 2036[1,2,4]		19,921	19,081
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 3.061% 2038[1,2,4]		17,263	16,698
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 3.472% 2038[1,2,4]		9,779	9,595
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 3.441% 2038[1,2,4]		12,365	11,985
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 3.192% 2026[1,2,4]		6,615	6,434
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 3.122% 2038[1,2,4]		23,078	22,275
			151,456

Total mortgage-backed obligations			6,398,735

U.S. Treasury bonds & notes 18.34%
U.S. Treasury inflation-protected securities 13.79%
U.S. Treasury Inflation-Protected Security 0.125% 2023[5]		60,759	59,900
U.S. Treasury Inflation-Protected Security 0.375% 2023[5]		50,908	50,487
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]		32,811	32,422
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]		107,631	106,156

American Funds Mortgage Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	USD	8,855	$8,726
U.S. Treasury Inflation-Protected Security 0.50% 2024[5]		153,458	152,003
U.S. Treasury Inflation-Protected Security 0.625% 2024[5]		578,025	573,401
U.S. Treasury Inflation-Protected Security 0.125% 2031[5]		113,778	108,158
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]		649	766
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]		39,736	37,158
U.S. Treasury Inflation-Protected Security 1.00% 2049[5,6]		35,782	34,982
			1,164,159

U.S. Treasury 4.55%
U.S. Treasury 3.00% 2024		45,000	44,603
U.S. Treasury 0.75% 2026		50,000	45,435
U.S. Treasury 0.875% 2026		9,000	8,129
U.S. Treasury 1.50% 2027		30,000	27,680
U.S. Treasury 1.25% 2028[6]		75,000	66,964
U.S. Treasury 1.25% 2028		19,000	16,880
U.S. Treasury 1.25% 2028		3,800	3,383
U.S. Treasury 1.375% 2028		3,000	2,667
U.S. Treasury 1.50% 2028		4,000	3,583
U.S. Treasury 1.75% 2029		22,000	19,994
U.S. Treasury 1.25% 2031		6,000	5,103
U.S. Treasury 1.625% 2031		6,000	5,297
U.S. Treasury 1.875% 2032		10,000	8,934
U.S. Treasury 2.875% 2032		5,822	5,670
U.S. Treasury 1.375% 2040		3,168	2,226
U.S. Treasury 1.875% 2041[6]		43,408	33,221
U.S. Treasury 1.625% 2050[6]		100,000	68,266
U.S. Treasury 1.875% 2051		11,600	8,443
U.S. Treasury 2.00% 2051		11,000	8,244
			384,722

Total U.S. Treasury bonds & notes			1,548,881

Asset-backed obligations 2.64%
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 2.438% 2031[1,2,4]		11,000	10,907
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 3.69% 2030[1,2,4]		1,523	1,500
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 2027[1]		28,608	28,536
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 3.984% 2030[1,2,4]		3,740	3,690
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[1,4]		1,263	1,182
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[1,4]		1,045	992
Carvana Auto Receivables Trust, Series 2021-P1, Class A3, 0.54% 2025[1]		5,045	4,934
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 3.739% 2030[1,2,4]		4,738	4,683
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[1,4]		14,351	13,048
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 2060[1,4]		2,309	1,981
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[1,4]		19,372	17,130
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[1,2,4]		1	1
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 2026[1,4]		4,680	4,617
CPS Auto Receivables Trust, Series 2022-C, Class A, 4.18% 2030[1,4]		4,738	4,731
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[1,4]		6,825	6,524
Discover Card Execution Note Trust, Series 2022-A3, Class A3, 3.56% 2027[1]		4,944	4,901
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 2039[1,4]		7,154	6,992
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 3.662% 2029[1,2,4]		2,597	2,575
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,4]		3,117	2,805
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,4]		5,216	4,677
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[1,4]		8,338	7,502
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,4]		10,444	9,414
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,4]		28,799	26,303
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 3.108% 2062[1,2,4]		15,159	14,710
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[1,4]		30,250	26,301

10	American Funds Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
PFS Financing Corp., Series 2022-D, Class A, 4.27% 2027[1,4]	USD	3,068	$3,049
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 4.50% 2025[1]		7,006	7,011
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,4]		2,100	1,865
			222,561

Total bonds, notes & other debt instruments (cost: $8,455,778,000)			8,170,177

Short-term securities 59.13%	Weighted average yield at acquisition
Federal agency bills & notes 24.82%
Federal Home Loan Bank 9/2/2022	1.740%		50,000	49,997
Federal Home Loan Bank 9/6/2022	2.190		127,950	127,910
Federal Home Loan Bank 9/7/2022	1.742		150,000	149,943
Federal Home Loan Bank 9/9/2022	2.061		124,800	124,737
Federal Home Loan Bank 9/12/2022	1.890		50,000	49,965
Federal Home Loan Bank 9/19/2022	2.250		40,000	39,954
Federal Home Loan Bank 9/20/2022	2.134		140,000	139,831
Federal Home Loan Bank 9/23/2022	2.074		217,400	217,093
Federal Home Loan Bank 9/28/2022	1.840		80,000	79,861
Federal Home Loan Bank 10/5/2022	1.995		50,000	49,891
Federal Home Loan Bank 10/6/2022	2.040		15,000	14,965
Federal Home Loan Bank 10/7/2022	1.998		50,000	49,881
Federal Home Loan Bank 10/12/2022	2.000		25,000	24,931
Federal Home Loan Bank 10/17/2022	1.980		30,000	29,904
Federal Home Loan Bank 10/28/2022	2.435		100,000	99,586
Federal Home Loan Bank 11/2/2022	2.468		205,000	204,078
Federal Home Loan Bank 11/9/2022	2.609		50,000	49,744
Federal Home Loan Bank 11/10/2022	2.514		50,000	49,735
Federal Home Loan Bank 11/14/2022	2.563		197,000	195,898
Federal Home Loan Bank 11/16/2022	2.519		300,000	298,240
Federal Home Loan Bank 12/6/2022	1.528		50,000	49,612
				2,095,756

		Shares
Money market investments 16.77%
Capital Group Central Cash Fund 2.26%[7,8]			14,164,170	1,416,134

		Principal amount (000)
U.S. Treasury bills 14.54%
U.S. Treasury 9/6/2022	1.653	USD	59,900	59,883
U.S. Treasury 9/13/2022	1.630		120,300	120,214
U.S. Treasury 9/15/2022	0.830		50,000	49,958
U.S. Treasury 9/20/2022	1.213		87,800	87,701
U.S. Treasury 9/22/2022	0.892		100,000	99,877
U.S. Treasury 9/27/2022	1.294		220,000	219,638
U.S. Treasury 9/29/2022	1.708		200,000	199,665
U.S. Treasury 11/25/2022	1.479		200,000	198,678
U.S. Treasury 12/1/2022	1.573		50,000	49,638
U.S. Treasury 12/15/2022	2.196		144,200	143,037
				1,228,289

American Funds Mortgage Fund	11

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 3.00%
BofA Securities, Inc. 9/6/2022[4]	2.000%	USD	75,000	$74,970
CAFCO, LLC 10/4/2022[4]	2.290		12,000	11,971
CHARTA, LLC 9/2/2022[4]	1.535		40,000	39,995
CHARTA, LLC 9/6/2022[4]	1.560		21,200	21,192
CHARTA, LLC 9/8/2022[4]	1.600		20,000	19,990
CRC Funding, LLC 9/6/2022[4]	1.550		15,000	14,994
CRC Funding, LLC 9/13/2022[4]	1.670		50,000	49,957
Eli Lilly and Co. 9/6/2022[4]	1.850		15,000	14,994
Johnson & Johnson 10/17/2022[4]	1.480		5,000	4,984
				253,047

Total short-term securities (cost: $4,995,159,000)				4,993,226
Total investment securities 155.88% (cost: $13,450,937,000)				13,163,403
Other assets less liabilities (55.88)%				(4,719,024)

Net assets 100.00%				$8,444,379

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 8/31/2022 (000)
3 Month SOFR Futures	Short	1,244	June 2023	USD	(298,964)	$1,852
2 Year U.S. Treasury Note Futures	Short	5,449	December 2022		(1,135,180)	2,006
5 Year U.S. Treasury Note Futures	Long	14,499	December 2022		1,606,784	(6,964)
10 Year Ultra U.S. Treasury Note Futures	Long	5,471	December 2022		684,901	(3,559)
10 Year U.S. Treasury Note Futures	Long	949	December 2022		110,944	(696)
20 Year U.S. Treasury Bond Futures	Long	1,219	December 2022		165,593	(681)
30 Year Ultra U.S. Treasury Bond Futures	Short	592	December 2022		(88,504)	(169)
						$(8,211)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium Paid	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	8/31/2022 (000)	(received) (000)	at 8/31/2022 (000)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD153,802	$(259)	$—	$(259)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	166,198	(272)	—	(272)
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	161,600	61,941	(96)	62,037
						$61,410	$(96)	$61,506

Investments in affiliates8

	Value of affiliate at 9/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 8/31/2022 (000)	Dividend income (000)
Short-term securities 16.77%
Money market investments 16.77%
Capital Group Central Cash Fund 2.26%[7]	$—	$1,551,866	$135,846	$(1)	$115	$1,416,134	$1,908

12	American Funds Mortgage Fund

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Purchased on a TBA basis.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $799,182,000, which represented 9.46% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $65,377,000, which represented .77% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 8/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

American Funds Mortgage Fund	13

Financial statements

Statement of assets and liabilities at August 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $12,034,918)	$11,747,269
Affiliated issuers (cost: $1,416,019)	1,416,134	$13,163,403
Cash		1
Receivables for:
Sales of investments	3,661,462
Sales of fund’s shares	2,112
Dividends and interest	17,351
Variation margin on futures contracts	820
Variation margin on centrally cleared swap contracts	692	3,682,437
		16,845,841
Liabilities:
Payables for:
Purchases of investments	8,388,783
Repurchases of fund’s shares	8,132
Dividends on fund’s shares	6
Investment advisory services	1,732
Services provided by related parties	330
Trustees’ deferred compensation	71
Variation margin on futures contracts	2,370
Variation margin on centrally cleared swap contracts	20
Other	18	8,401,462
Net assets at August 31, 2022		$8,444,379

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,195,608
Total accumulated loss		(751,229)
Net assets at August 31, 2022		$8,444,379

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (904,628 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$202,629	21,709	$9.33
Class C	10,827	1,173	9.23
Class T	9	1	9.33
Class F-1	22,609	2,422	9.34
Class F-2	205,678	22,024	9.34
Class F-3	64,318	6,888	9.34
Class 529-A	24,679	2,645	9.33
Class 529-C	1,754	190	9.21
Class 529-E	1,103	118	9.33
Class 529-T	11	1	9.33
Class 529-F-1	9	1	9.33
Class 529-F-2	7,081	758	9.34
Class 529-F-3	9	1	9.34
Class R-1	5,573	604	9.23
Class R-2	2,835	308	9.22
Class R-2E	173	19	9.30
Class R-3	36,083	3,879	9.30
Class R-4	11,646	1,248	9.34
Class R-5E	653	70	9.33
Class R-5	1,083	116	9.34
Class R-6	7,845,617	840,453	9.33

Refer to the notes to financial statements.

14	American Funds Mortgage Fund

Financial statements (continued)

Statement of operations for the year ended August 31, 2022	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers	$139,156
Dividends from affiliated issuers	1,908	$141,064
Fees and expenses*:
Investment advisory services	17,672
Distribution services	1,123
Transfer agent services	754
Administrative services	2,673
529 plan services	23
Reports to shareholders	47
Registration statement and prospectus	426
Trustees’ compensation	19
Auditing and legal	20
Custodian	50
Other	32
Total fees and expenses before reimbursement	22,839
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		22,839
Net investment income		118,225

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(426,218)
Affiliated issuers	(1)
Futures contracts	(109,591)
Swap contracts	57,427	(478,383)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(349,277)
Affiliated issuers	115
Futures contracts	(8,421)
Swap contracts	26,444	(331,139)
Net realized loss and unrealized depreciation		(809,522)

Net decrease in net assets resulting from operations		$(691,297)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Mortgage Fund	15

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31,
	2022	2021
Operations:
Net investment income	$118,225	$41,274
Net realized loss	(478,383)	(3,843)
Net unrealized (depreciation) appreciation	(331,139)	8,911
Net (decrease) increase in net assets resulting from operations	(691,297)	46,342

Distributions paid or accrued to shareholders	(126,960)	(325,460)

Net capital share transactions	324,569	2,051,717

Total (decrease) increase in net assets	(493,688)	1,772,599

Net assets:
Beginning of year	8,938,067	7,165,468
End of year	$8,444,379	$8,938,067

Refer to the notes to financial statements.

16	American Funds Mortgage Fund

Notes to financial statements

1. Organization

American Funds Mortgage Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide current income and preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Funds Mortgage Fund	17

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

18	American Funds Mortgage Fund

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$6,398,735	$—	$6,398,735
U.S. Treasury bonds & notes	—	1,548,881	—	1,548,881
Asset-backed obligations	—	222,561	—	222,561
Short-term securities	1,416,134	3,577,092	—	4,993,226
Total	$1,416,134	$11,747,269	$—	$13,163,403

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,858	$—	$—	$3,858
Unrealized appreciation on centrally cleared interest rate swaps	—	62,037	—	62,037
Liabilities:
Unrealized depreciation on futures contracts	(12,069)	—	—	(12,069)
Unrealized depreciation on centrally cleared interest rate swaps	—	(531)	—	(531)
Total	$(8,211)	$61,506	$—	$53,295

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

American Funds Mortgage Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, repayments of debt securities may occur more slowly than anticipated, causing the market prices of such securities to decline. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

20	American Funds Mortgage Fund

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

American Funds Mortgage Fund	21

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,960,668,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

22	American Funds Mortgage Fund

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $737,575,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,858	Unrealized depreciation*	$12,069
Swap (centrally cleared)	Interest	Unrealized appreciation*	62,037	Unrealized depreciation*	531
			$65,895		$12,600

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(109,591)	Net unrealized depreciation on futures contracts	$(8,421)
Swap	Interest	Net realized gain on swap contracts	57,427	Net unrealized appreciation on swap contracts	26,444
			$(52,164)		$18,023

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and centrally cleared interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

American Funds Mortgage Fund	23

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2022, the fund reclassified $1,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,765
Capital loss carryforward[1]	(522,693)
Gross unrealized appreciation on investments	75,526
Gross unrealized depreciation on investments	(306,751)
Net unrealized depreciation on investments	(231,225)
Cost of investments	13,448,019

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2022					Year ended August 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$2,234		$—	$2,234		$6,432		$2,500		$8,932
Class C	67		—	67		346		158		504
Class T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	233		—	233		563		220		783
Class F-2	2,523		—	2,523		5,518		1,954		7,472
Class F-3	577		—	577		835		283		1,118
Class 529-A	276		—	276		795		311		1,106
Class 529-C	11		—	11		60		27		87
Class 529-E	11		—	11		39		17		56
Class 529-T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	—	—	[2]	12		—	[2]	12
Class 529-F-2[3]	101		—	101		241		92		333
Class 529-F-3[3]	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class R-1	37		—	37		159		73		232
Class R-2	19		—	19		88		40		128
Class R-2E	1		—	1		4		2		6
Class R-3	324		—	324		934		398		1,332
Class R-4	109		—	109		243		93		336
Class R-5E	6		—	6		13		5		18
Class R-5	16		—	16		40		14		54
Class R-6	120,415		—	120,415		227,052		75,899		302,951
Total	$126,960		$—	$126,960		$243,374		$82,086		$325,460

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

24	American Funds Mortgage Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.155% on the first $15 billion of daily net assets and decreasing to 0.130% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2022, the investment advisory services fees were $17,672,000, which were equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2022, unreimbursed expenses subject to reimbursement totaled $110,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended August 31, 2022, CRMC reimbursed transfer agent services fees of less than $1,000 total for Class R-2E shares. CRMC does not intend to recoup these reimbursements.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

American Funds Mortgage Fund	25

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended August 31, 2022, the 529 plan services fees were $23,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended August 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$549	$345		$66		Not applicable
Class C	125	20		4		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	52	27		6		Not applicable
Class F-2	Not applicable	209		54		Not applicable
Class F-3	Not applicable	—	*	9		Not applicable
Class 529-A	63	41		8		$16
Class 529-C	22	3		1		1
Class 529-E	6	1		—	*	1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	8		2		5
Class 529-F-3	Not applicable	—		—	*	—	*
Class R-1	63	8		2		Not applicable
Class R-2	22	10		1		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	197	66		12		Not applicable
Class R-4	23	9		3		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	1		—	*	Not applicable
Class R-6	Not applicable	5		2,505		Not applicable
Total class-specific expenses	$1,123	$754		$2,673		$23

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $19,000 in the fund’s statement of operations reflects $28,000 in current fees (either paid in cash or deferred) and a net decrease of $9,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

26	American Funds Mortgage Fund

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2022, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2022

Class A	$33,593	3,412	$2,205		231		$(49,214)	(5,013)	$(13,416)	(1,370)
Class C	1,881	195	66		7		(4,550)	(468)	(2,603)	(266)
Class T	—	—	—		—		—	—	—	—
Class F-1	10,730	1,100	232		24		(6,395)	(658)	4,567	466
Class F-2	126,091	12,992	2,496		260		(77,564)	(7,994)	51,023	5,258
Class F-3	65,567	6,865	577		60		(18,470)	(1,920)	47,674	5,005
Class 529-A	3,887	393	273		28		(6,846)	(697)	(2,686)	(276)
Class 529-C	523	53	11		1		(983)	(102)	(449)	(48)
Class 529-E	286	29	11		1		(568)	(58)	(271)	(28)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	2,653	264	100		10		(2,703)	(273)	50	1
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	1,646	169	37		4		(2,705)	(278)	(1,022)	(105)
Class R-2	764	79	19		2		(701)	(72)	82	9
Class R-2E	42	5	1		—	[2]	(30)	(3)	13	2
Class R-3	9,822	1,007	322		34		(12,134)	(1,250)	(1,990)	(209)
Class R-4	5,940	613	109		11		(2,414)	(248)	3,635	376
Class R-5E	500	52	6		1		(188)	(20)	318	33
Class R-5	465	47	16		2		(460)	(46)	21	3
Class R-6	1,023,572	103,098	120,225		12,475		(904,174)	(93,692)	239,623	21,881
Total net increase (decrease)	$1,287,962	130,373	$126,706		13,151		$(1,090,099)	(112,792)	$324,569	30,732

Refer to the end of the table for footnotes.

American Funds Mortgage Fund	27

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2021

Class A	$50,813	4,913	$8,871		862		$(50,155)	(4,863)	$9,529	912
Class C	4,922	478	501		49		(4,898)	(478)	525	49
Class T	—	—	—		—		—	—	—	—
Class F-1	8,249	797	782		76		(8,061)	(783)	970	90
Class F-2	108,436	10,498	7,431		722		(117,140)	(11,390)	(1,273)	(170)
Class F-3	13,591	1,318	1,117		109		(23,271)	(2,264)	(8,563)	(837)
Class 529-A	7,360	712	1,106		108		(6,854)	(663)	1,612	157
Class 529-C	860	84	87		9		(1,116)	(109)	(169)	(16)
Class 529-E	296	29	56		5		(385)	(37)	(33)	(3)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	436	41	6		1		(9,324)	(881)	(8,882)	(839)
Class 529-F-2[3]	10,463	992	333		32		(2,748)	(267)	8,048	757
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	2,186	214	231		23		(1,794)	(176)	623	61
Class R-2	1,090	105	129		13		(1,639)	(160)	(420)	(42)
Class R-2E	43	4	5		—	[2]	(64)	(6)	(16)	(2)
Class R-3	17,952	1,749	1,331		130		(13,091)	(1,275)	6,192	604
Class R-4	5,761	551	335		33		(2,885)	(279)	3,211	305
Class R-5E	184	18	17		1		(216)	(21)	(15)	(2)
Class R-5	468	45	53		5		(651)	(63)	(130)	(13)
Class R-6	2,264,904	219,101	302,921		29,448		(527,327)	(51,325)	2,040,498	197,224
Total net increase (decrease)	$2,498,024	241,650	$325,312		31,626		$(771,619)	(75,040)	$2,051,717	198,236

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $88,413,141,000 and $86,454,423,000, respectively, during the year ended August 31, 2022.

11. Ownership concentration

At August 31, 2022, four shareholders held more than 10% of the fund’s outstanding shares. The four shareholders were American Funds 2030 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund and American Funds 2035 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 22%, 20%, 12% and 10%, respectively. CRMC is the investment adviser to the four target date retirement funds.

28	American Funds Mortgage Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2022	$10.23	$.09	$(.89)	$(.80)	$(.10)	$—	$(.10)	$9.33	(7.82)%	$203		.64%		.64%		.92%
8/31/2021	10.60	.01	.02	.03	(.05)	(.35)	(.40)	10.23	.13	236		.62		.62		.12
8/31/2020	10.21	.10	.53	.63	(.15)	(.09)	(.24)	10.60	6.32	235		.65		.65		.97
8/31/2019	9.84	.20	.39	.59	(.22)	—	(.22)	10.21	6.05	198		.69		.69		2.03
8/31/2018	10.20	.14	(.32)	(.18)	(.15)	(.03)	(.18)	9.84	(1.81)	197		.68		.68		1.41
Class C:
8/31/2022	10.14	.01	(.86)	(.85)	(.06)	—	(.06)	9.23	(8.42)	11		1.39		1.39		.11
8/31/2021	10.56	(.06)	(.01)	(.07)	— [5]	(.35)	(.35)	10.14	(.66)	15		1.37		1.37		(.62)
8/31/2020	10.17	.03	.53	.56	(.08)	(.09)	(.17)	10.56	5.54	15		1.40		1.40		.26
8/31/2019	9.80	.12	.39	.51	(.14)	—	(.14)	10.17	5.26	16		1.46		1.46		1.25
8/31/2018	10.17	.06	(.33)	(.27)	(.07)	(.03)	(.10)	9.80	(2.68)	16		1.47		1.47		.60
Class T:
8/31/2022	10.22	.12	(.88)	(.76)	(.13)	—	(.13)	9.33	(7.50)[6]	—	[7]	.39	[6]	.39	[6]	1.19	[6]
8/31/2021	10.60	.04	— [5]	.04	(.07)	(.35)	(.42)	10.22	.36 [6]	—	[7]	.40	[6]	.40	[6]	.35	[6]
8/31/2020	10.21	.13	.52	.65	(.17)	(.09)	(.26)	10.60	6.45 [6]	—	[7]	.43	[6]	.43	[6]	1.22	[6]
8/31/2019	9.83	.22	.40	.62	(.24)	—	(.24)	10.21	6.40 [6]	—	[7]	.46	[6]	.46	[6]	2.26	[6]
8/31/2018	10.20	.16	(.33)	(.17)	(.17)	(.03)	(.20)	9.83	(1.68)[6]	—	[7]	.45	[6]	.45	[6]	1.65	[6]
Class F-1:
8/31/2022	10.23	.10	(.88)	(.78)	(.11)	—	(.11)	9.34	(7.69)	22		.61		.61		1.02
8/31/2021	10.61	.01	.01	.02	(.05)	(.35)	(.40)	10.23	.15	20		.61		.61		.14
8/31/2020	10.21	.10	.54	.64	(.15)	(.09)	(.24)	10.61	6.34	20		.63		.63		1.00
8/31/2019	9.84	.20	.39	.59	(.22)	—	(.22)	10.21	6.06	18		.68		.68		2.05
8/31/2018	10.20	.14	(.32)	(.18)	(.15)	(.03)	(.18)	9.84	(1.83)	14		.70		.70		1.39
Class F-2:
8/31/2022	10.23	.13	(.89)	(.76)	(.13)	—	(.13)	9.34	(7.45)	206		.35		.35		1.30
8/31/2021	10.61	.04	.01	.05	(.08)	(.35)	(.43)	10.23	.42	172		.34		.34		.41
8/31/2020	10.22	.13	.53	.66	(.18)	(.09)	(.27)	10.61	6.52	180		.36		.36		1.21
8/31/2019	9.84	.23	.40	.63	(.25)	—	(.25)	10.22	6.46	122		.39		.39		2.33
8/31/2018	10.21	.17	(.33)	(.16)	(.18)	(.03)	(.21)	9.84	(1.64)	74		.40		.40		1.73
Class F-3:
8/31/2022	10.23	.18	(.93)	(.75)	(.14)	—	(.14)	9.34	(7.35)	64		.24		.24		1.88
8/31/2021	10.61	.05	.01	.06	(.09)	(.35)	(.44)	10.23	.53	19		.23		.23		.51
8/31/2020	10.22	.13	.54	.67	(.19)	(.09)	(.28)	10.61	6.64	29		.25		.25		1.28
8/31/2019	9.84	.24	.40	.64	(.26)	—	(.26)	10.22	6.56	18		.30		.30		2.43
8/31/2018	10.20	.18	(.32)	(.14)	(.19)	(.03)	(.22)	9.84	(1.45)	13		.31		.31		1.80
Class 529-A:
8/31/2022	10.22	.09	(.88)	(.79)	(.10)	—	(.10)	9.33	(7.75)	25		.67		.67		.89
8/31/2021	10.60	.01	— [5]	.01	(.04)	(.35)	(.39)	10.22	.11	30		.65		.65		.10
8/31/2020	10.21	.10	.52	.62	(.14)	(.09)	(.23)	10.60	6.18	29		.69		.69		.94
8/31/2019	9.83	.20	.39	.59	(.21)	—	(.21)	10.21	6.09	24		.75		.75		1.97
8/31/2018	10.20	.13	(.33)	(.20)	(.14)	(.03)	(.17)	9.83	(1.98)	21		.75		.75		1.36

Refer to the end of the table for footnotes.

American Funds Mortgage Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2022	$10.12	$.01	$(.86)	$(.85)	$(.06)	$—	$(.06)	$9.21	(8.46)%	$2		1.44%		1.44%		.09%
8/31/2021	10.54	(.07)	— [5]	(.07)	— [5]	(.35)	(.35)	10.12	(.67)	2		1.42		1.42		(.67)
8/31/2020	10.16	.02	.52	.54	(.07)	(.09)	(.16)	10.54	5.42	3		1.45		1.45		.23
8/31/2019	9.79	.12	.39	.51	(.14)	—	(.14)	10.16	5.22	4		1.51		1.51		1.20
8/31/2018	10.15	.05	(.31)	(.26)	(.07)	(.03)	(.10)	9.79	(2.64)	4		1.52		1.52		.54
Class 529-E:
8/31/2022	10.22	.07	(.88)	(.81)	(.08)	—	(.08)	9.33	(7.90)	1		.87		.87		.69
8/31/2021	10.60	(.01)	— [5]	(.01)	(.02)	(.35)	(.37)	10.22	(.09)	1		.86		.86		(.12)
8/31/2020	10.21	.08	.52	.60	(.12)	(.09)	(.21)	10.60	5.96	1		.90		.90		.75
8/31/2019	9.84	.18	.38	.56	(.19)	—	(.19)	10.21	5.77	2		.96		.96		1.77
8/31/2018	10.20	.11	(.32)	(.21)	(.12)	(.03)	(.15)	9.84	(2.09)	1		.96		.96		1.14
Class 529-T:
8/31/2022	10.22	.11	(.88)	(.77)	(.12)	—	(.12)	9.33	(7.54)[6]	—	[7]	.44	[6]	.44	[6]	1.14	[6]
8/31/2021	10.60	.03	— [5]	.03	(.06)	(.35)	(.41)	10.22	.31 [6]	—	[7]	.45	[6]	.45	[6]	.30	[6]
8/31/2020	10.21	.12	.52	.64	(.16)	(.09)	(.25)	10.60	6.41 [6]	—	[7]	.47	[6]	.47	[6]	1.18	[6]
8/31/2019	9.83	.22	.40	.62	(.24)	—	(.24)	10.21	6.34 [6]	—	[7]	.51	[6]	.51	[6]	2.21	[6]
8/31/2018	10.20	.16	(.33)	(.17)	(.17)	(.03)	(.20)	9.83	(1.74)[6]	—	[7]	.52	[6]	.52	[6]	1.59	[6]
Class 529-F-1:
8/31/2022	10.23	.11	(.89)	(.78)	(.12)	—	(.12)	9.33	(7.62)[6]	—	[7]	.42	[6]	.42	[6]	1.17	[6]
8/31/2021	10.60	.05	— [5]	.05	(.07)	(.35)	(.42)	10.23	.43 [6]	—	[7]	.42	[6]	.42	[6]	.48	[6]
8/31/2020	10.21	.12	.53	.65	(.17)	(.09)	(.26)	10.60	6.43	9		.45		.45		1.19
8/31/2019	9.84	.22	.39	.61	(.24)	—	(.24)	10.21	6.23	8		.52		.52		2.20
8/31/2018	10.20	.16	(.32)	(.16)	(.17)	(.03)	(.20)	9.84	(1.66)	8		.52		.52		1.60
Class 529-F-2:
8/31/2022	10.23	.11	(.87)	(.76)	(.13)	—	(.13)	9.34	(7.49)	7		.39		.39		1.16
8/31/2021[8,9]	10.59	.02	.02	.04	(.05)	(.35)	(.40)	10.23	.39 [10]	8		.43	[11]	.43	[11]	.28	[11]
Class 529-F-3:
8/31/2022	10.23	.13	(.88)	(.75)	(.14)	—	(.14)	9.34	(7.40)	—	[7]	.29		.29		1.29
8/31/2021[8,9]	10.59	.04	.01	.05	(.06)	(.35)	(.41)	10.23	.50 [10]	—	[7]	.36	[11]	.29	[11]	.42	[11]
Class R-1:
8/31/2022	10.14	.02	(.87)	(.85)	(.06)	—	(.06)	9.23	(8.40)	5		1.36		1.36		.19
8/31/2021	10.55	(.07)	.01	(.06)	— [5]	(.35)	(.35)	10.14	(.57)	7		1.40		1.40		(.65)
8/31/2020	10.18	.01	.53	.54	(.08)	(.09)	(.17)	10.55	5.34	7		1.49		1.49		.14
8/31/2019	9.81	.12	.40	.52	(.15)	—	(.15)	10.18	5.30	4		1.45		1.45		1.26
8/31/2018	10.17	.06	(.32)	(.26)	(.07)	(.03)	(.10)	9.81	(2.58)	4		1.47		1.47		.65

Refer to the end of the table for footnotes.

30	American Funds Mortgage Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-2:
8/31/2022	$10.13	$.03	$(.88)	$(.85)	$(.06)	$—	$(.06)	$9.22	(8.39)%	$3		1.33%		1.33%		.26%
8/31/2021	10.54	(.06)	— [5]	(.06)	— [5]	(.35)	(.35)	10.13	(.57)	3		1.34		1.34		(.60)
8/31/2020	10.16	.03	.52	.55	(.08)	(.09)	(.17)	10.54	5.47	3		1.37		1.37		.28
8/31/2019	9.79	.13	.39	.52	(.15)	—	(.15)	10.16	5.33	3		1.40		1.40		1.32
8/31/2018	10.15	.07	(.32)	(.25)	(.08)	(.03)	(.11)	9.79	(2.54)	3		1.42		1.42		.69
Class R-2E:
8/31/2022	10.20	.06	(.88)	(.82)	(.08)	—	(.08)	9.30	(8.09)	—	[7]	1.02		1.01		.60
8/31/2021	10.59	(.03)	— [5]	(.03)	(.01)	(.35)	(.36)	10.20	(.28)	—	[7]	1.06		1.01		(.25)
8/31/2020	10.20	.06	.53	.59	(.11)	(.09)	(.20)	10.59	5.82	—	[7]	1.14		1.06		.57
8/31/2019	9.82	.16	.40	.56	(.18)	—	(.18)	10.20	5.74	—	[7]	1.14		1.09		1.64
8/31/2018	10.19	.10	(.33)	(.23)	(.11)	(.03)	(.14)	9.82	(2.30)[6]	—	[7]	1.17	[6]	1.07	[6]	1.04 [6]
Class R-3:
8/31/2022	10.20	.06	(.88)	(.82)	(.08)	—	(.08)	9.30	(8.03)	36		.90		.90		.66
8/31/2021	10.58	(.02)	.01	(.01)	(.02)	(.35)	(.37)	10.20	(.11)	42		.93		.93		(.17)
8/31/2020	10.20	.07	.52	.59	(.12)	(.09)	(.21)	10.58	5.82	37		1.04		1.04		.64
8/31/2019	9.83	.17	.39	.56	(.19)	—	(.19)	10.20	5.75	41		1.00		1.00		1.74
8/31/2018	10.19	.11	(.32)	(.21)	(.12)	(.03)	(.15)	9.83	(2.15)	34		1.02		1.02		1.10
Class R-4:
8/31/2022	10.23	.11	(.89)	(.78)	(.11)	—	(.11)	9.34	(7.67)	12		.59		.59		1.08
8/31/2021	10.61	.02	— [5]	.02	(.05)	(.35)	(.40)	10.23	.18	9		.58		.58		.17
8/31/2020	10.21	.10	.54	.64	(.15)	(.09)	(.24)	10.61	6.35	6		.62		.62		1.01
8/31/2019	9.84	.20	.39	.59	(.22)	—	(.22)	10.21	6.08	5		.66		.66		2.04
8/31/2018	10.20	.15	(.33)	(.18)	(.15)	(.03)	(.18)	9.84	(1.80)	6		.66		.66		1.55
Class R-5E:
8/31/2022	10.23	.13	(.90)	(.77)	(.13)	—	(.13)	9.33	(7.50)	1		.39		.39		1.33
8/31/2021	10.60	.04	.01	.05	(.07)	(.35)	(.42)	10.23	.36	—	[7]	.39		.39		.34
8/31/2020	10.21	.12	.53	.65	(.17)	(.09)	(.26)	10.60	6.46	—	[7]	.43		.42		1.15
8/31/2019	9.84	.23	.38	.61	(.24)	—	(.24)	10.21	6.28	—	[7]	.48		.46		2.28
8/31/2018	10.20	.18	(.33)	(.15)	(.18)	(.03)	(.21)	9.84	(1.53)	—	[7]	.48		.45		1.79
Class R-5:
8/31/2022	10.23	.13	(.88)	(.75)	(.14)	—	(.14)	9.34	(7.40)	1		.29		.29		1.30
8/31/2021	10.61	.05	— [5]	.05	(.08)	(.35)	(.43)	10.23	.47	1		.29		.29		.46
8/31/2020	10.21	.13	.54	.67	(.18)	(.09)	(.27)	10.61	6.67	1		.32		.32		1.28
8/31/2019	9.84	.24	.38	.62	(.25)	—	(.25)	10.21	6.40	1		.36		.36		2.36
8/31/2018	10.20	.18	(.33)	(.15)	(.18)	(.03)	(.21)	9.84	(1.50)	1		.36		.36		1.77
Class R-6:
8/31/2022	10.23	.13	(.89)	(.76)	(.14)	—	(.14)	9.33	(7.35)	7,845		.24		.24		1.35
8/31/2021	10.61	.05	.01	.06	(.09)	(.35)	(.44)	10.23	.53	8,373		.22		.22		.53
8/31/2020	10.21	.14	.54	.68	(.19)	(.09)	(.28)	10.61	6.75	6,590		.25		.25		1.40
8/31/2019	9.84	.24	.39	.63	(.26)	—	(.26)	10.21	6.47	6,095		.29		.29		2.43
8/31/2018	10.20	.18	(.32)	(.14)	(.19)	(.03)	(.22)	9.84	(1.44)	4,490		.30		.30		1.83

Refer to the end of the table for footnotes.

American Funds Mortgage Fund	31

Financial highlights (continued)

	Year ended August 31,
Portfolio turnover rate for all share classes[12,13]	2022	2021	2020	2019	2018
Excluding mortgage dollar roll transactions	42%	66%	114%	129%	66%
Including mortgage dollar roll transactions	1,147%	1,015%	1,015%	605%	1,009%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Based on operations for a period that is less than a full year.
[9]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[10]	Not annualized.
[11]	Annualized.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

32	American Funds Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Mortgage Fund (the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
October 11, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Mortgage Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2022, through August 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	American Funds Mortgage Fund

Expense example (continued)

	Beginning account value 3/1/2022	Ending account value 8/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$940.91	$3.23	.66%
Class A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class C – actual return	1,000.00	937.87	6.89	1.41
Class C – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class T – actual return	1,000.00	942.16	1.96	.40
Class T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class F-1 – actual return	1,000.00	942.09	3.03	.62
Class F-1 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class F-2 – actual return	1,000.00	942.40	1.81	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-3 – actual return	1,000.00	942.95	1.22	.25
Class F-3 – assumed 5% return	1,000.00	1,023.95	1.28	.25
Class 529-A – actual return	1,000.00	940.81	3.33	.68
Class 529-A – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-C – actual return	1,000.00	937.55	7.13	1.46
Class 529-C – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E – actual return	1,000.00	940.77	4.35	.89
Class 529-E – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 529-T – actual return	1,000.00	941.92	2.20	.45
Class 529-T – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-1 – actual return	1,000.00	942.04	2.10	.43
Class 529-F-1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-F-2 – actual return	1,000.00	942.27	1.91	.39
Class 529-F-2 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-3 – actual return	1,000.00	942.70	1.47	.30
Class 529-F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class R-1 – actual return	1,000.00	938.04	6.69	1.37
Class R-1 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 – actual return	1,000.00	938.12	6.55	1.34
Class R-2 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2E – actual return	1,000.00	939.01	4.99	1.02
Class R-2E – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-3 – actual return	1,000.00	939.51	4.45	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	942.25	2.94	.60
Class R-4 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-5E – actual return	1,000.00	942.13	1.96	.40
Class R-5E – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class R-5 – actual return	1,000.00	942.68	1.47	.30
Class R-5 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class R-6 – actual return	1,000.00	943.88	1.22	.25
Class R-6 – assumed 5% return	1,000.00	1,023.95	1.28	.25

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Mortgage Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2022:

Section 163(j) interest dividends	100%
U.S. government income that may be exempt from state taxation	$85,974,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

36	American Funds Mortgage Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2023. The agreement was amended to lower the current fee schedule resulting in an overall lower advisory fee. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2021. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board also considered and approved the amended fee schedule to the agreement that lowered the current fee schedule and resulted in an overall lower advisory fee. The board noted that there would be no diminution in services provided as a result of the lower advisory fee.

In addition, the board and the committee reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Funds Mortgage Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of each fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	American Funds Mortgage Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2010	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 40 for footnotes.

American Funds Mortgage Fund	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company [6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2014	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Oliver V. Edmonds, 1978 Vice President	2020	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Oliver V. Edmonds, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	American Funds Mortgage Fund

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American Funds Mortgage Fund	41

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42	American Funds Mortgage Fund

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American Funds Mortgage Fund	43

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	American Funds Mortgage Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AFMF

Registrant:

a) Audit Fees:
Audit	2021	109,000
	2022	None

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	8,000
	2022	8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $10,000 for fiscal year 2021 and $8,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 31, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2022